UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 27, 2009

PPG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-1687 (Commission File Number)	25-0730780 (IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania (Address of principal executive offices)	15272 (Zip Code)
Registrant’s telephone number, including area code: (412) 434-3131
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On January 28, 2009, PPG Industries, Inc. issued a press release detailing discussions on the state of the global economy by Charles E. Bunch, Chairman and Chief Executive Officer, with members of the media in New York on January 27, 2009. A copy of today’s press release is attached hereto as Exhibit 99.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 99 — Press release of PPG Industries, Inc. dated January 28, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 28, 2009	PPG INDUSTRIES, INC. (Registrant)
	By:	/s/ William H. Hernandez
William H. Hernandez
Senior Vice President, Finance and Chief Financial Officer